UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 19, 2017

PERKINS OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55343	45-5361669
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17330 Preston Road, #200D, Dallas, TX	75252
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 750-6454

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Previous independent registered public accounting firm

From November 10, 2016 through October 19, 2017, MaloneBailey, LLP (“MB”) was the independent registered public accounting firm of our company. On October 19, 2017, we notified MB we were terminating it as our independent certifying accountant.

MB has not provided our company with an audit report, however, none of our previous audit reports, in particular the audit reports for the fiscal years ended June 30, 2016 and June 30, 2015, contained any adverse opinion or disclaimer of opinion, nor were qualified or modified as to uncertainty, audit scope, or accounting principles, except for a going concern qualification on the Company’s financial statements for the fiscal years ended June 30, 2016 and 2015.

From November 10, 2016 to October 19, 2017, there were no disagreements (as defined in Item 304 of Regulation S-K) with MB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MB would have caused it to make reference in connection with its opinion to the subject matter of the disagreement. Further, during the period of November 10, 2016 to October 19, 2017, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that MB has advised us that they were unable to satisfy themselves as to the sufficiency of audit evidence obtained related to debt.

We furnished MB with a copy of this disclosure, providing MB with the opportunity to furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which he does not agree. A copy of MB’s response is filed as Exhibit 16.1 to this Report.

New independent registered public accounting firm

On October 19, 2017, we engaged BF Borgers, CPA, PA, Certified Public Accountants (“Borgers”), an independent registered public accounting firm, as our principal independent accountant with the approval of our board of directors.

During the two most recent fiscal years and through the date of engagement, we have not consulted with Borgers regarding either:

1. The application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Borgers concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

2. Any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-K.

9.01	FINANCIAL STATEMENTS AND EXHIBITS

16.1	Resolution and consent by the Board of Directors for change of auditor
16.2	Letter from MaloneBailey, LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERKINS OIL & GAS, INC.

/s/ Sonny L. Arandia
Sonny L. Arandia
CEO

Date:	October 24, 2017

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